UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS
CAPITAL MANAGEMENT

The Sands Capital Global Growth Fund

Annual Report

October 31, 2011

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the period ending October 31, 2011. During the past 12 months, the Fund’s Institutional Class and Investor Class returned 6.02% and 5.76%, respectively, compared to a 0.43% return for the MSCI All Country World Index (ACWI). Given our long-term orientation we tend not to have too much investment activity to report during any given quarter or two. Stock prices and investment performance may be volatile in the short-term, but underlying business values are considerably more stable and of much greater interest to us as investors. Consequently, instead of attempting to explain short-term stock price fluctuations, we typically approach this letter as an opportunity to remind our Fund’s investors what we do at Sands Capital, and more importantly, why we do it.

“You have to be there, you can’t be getting there”

In addition to the domestic issues that we are facing here in the U.S., barely a day goes by without a scary headline from the Eurozone. One day Greece is about to default, the next day a French bank faces a liquidity problem, and so the news cycle goes. Clients often ask us, “What do you think about Europe, what does it mean, and what are you doing about it?”

Frank Sands, Sr., our firm’s founder, is fond of saying, “You have to be there, you can’t be getting there.” While he originally said this in the context of owning individual businesses, it is equally applicable to “global macro.” Importantly, a key part of our portfolio management process is our global macro “Headwinds and Tailwinds” framework. While we do not profess to have foreseen all the specifics of the current situation engulfing the Eurozone, our global macro framework for Europe has been strategically biased away from much of the region since the inception of our Global Growth investment strategy.

In our view, the Eurozone’s problems are structural and go far beyond the current sovereign debt crises. The region has aging demographics, inflexible labor laws, wide regional disparities in labor productivity and competitiveness, and large and growing fiscal overhangs driven by unsustainable social policies. When those circumstances are combined into a monetary union that lacks fiscal integration, appropriate oversight and enforcement, and is without the adjustment mechanisms typically used to address such imbalances, the result is the investment equivalent of a “flashing yellow” warning light. Importantly, none of these issues are new. Consequently, when our team conducts research on European investment ideas we view them in the context of this significant “headwind” and have held them to an even higher standard.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

The Strategic Role of “Macro” at Sands Capital

For us, “global macro” is first and foremost about risk management and understanding the exogenous factors that might disrupt an otherwise sound fundamental investment case. The goal is to augment our bottom-up research and help illuminate some of the blind spots that can result from a purely company-focused global investment process. This does not mean we are making top-down economic forecasts, making “calls” on countries or currencies, or even allowing “macro” to be the primary driver of decision making. Rather, we seek to understand each business we own not only at the company level, but also within the context of the environment(s) in which it operates.

In light of the above framework we have kept our overall European exposure low. Where we are exposed, the majority of our investment has been in business spaces that we believe are either largely “de-linked” from the Eurozone (e.g., a business like Jeronimo Martins, a Portuguese-based grocer with most of its operations in Poland), or that are reasonably well insulated from the region’s challenges due to the more secular nature of its growth (e.g., Amazon.com, the U.S.-based e-retailer that generates a third of its revenue in Europe). As a result, we estimate that approximately 17% of our Global Growth portfolio’s revenue is generated in the European Union, and 12% is generated in Euros, and less than 5% of the portfolio weight is domiciled in the Economic and Monetary Union.

The Way Forward

Europe clearly faces a number of tough choices with some mix of austerity (spend less), debt monetization (print money), or default (don’t pay the money back) required to resolve this crisis. While we remain hopeful for signs of structural change that might cause us to revise our current negative secular view of Europe, the myriad of political, cultural, and social differences across the Economic and Monetary Union make it difficult to handicap which path will ultimately be chosen. Thus far, we believe each successive “bailout” plan has merely addressed the symptoms (e.g., the Greek bailout, European Central Bank bond purchases and bank liquidity mechanism, European Financial Stability Fund, etc.), while failing to confront the underlying structural issues mentioned above. Over the more immediate term we are cautiously optimistic with the increased seriousness with which policy makers are working to stabilize the system. While we feel this is a step in the right direction, fundamentally, a solvency problem will not be solved with liquidity alone. It is our belief that meaningful structural reform will be required ultimately to put Europe on a more sustainable course.

On a simplified basis, the biggest long-term question we have is whether, over time, the Euro behaves more like the Deutschmark or more like the Italian Lira. That is to

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

say, will the region be marked by fiscal prudence, global economic competitiveness, and a stable currency, or will it continue toward an endless cycle of overspending, excessive leverage, debt defaults, and currency depreciation. The path chosen will have very different implications for the long-term economic vibrancy of Europe and, by extension, the quality of investment opportunities we may be able to find in the region over time. Regardless, the implication for the immediate future is “headwinds to growth,” likely for a sustained period of time.

Importantly, the application of our global macro frameworks to the portfolio is part of a broader holistic process; it is not about making bold “calls” or “predictions.” The goal is to be keenly aware of the major risks and drivers of those risks, and then tie that to “what matters” for the specific holdings in our portfolio. This “macro aware” perspective allows us to understand the big picture while remaining true to our concentrated, fundamental, business-focused approach. While the eventual path for the Eurozone is uncertain, from a risk management perspective we have sought to protect the portfolio from these negative dynamics as much as possible, all the while remaining on the lookout for the kind of structural reform that could mark a positive change in direction that might cause us to revise our framework.

While all of this continues to weigh on the near-term growth prospects for the Eurozone, we remain optimistic about the special group of businesses we own in our Global Growth portfolio. Accordingly, we believe our bottom-up research process coupled with our “Headwinds and Tailwinds” macro framework should enable us to continue to achieve our mission of adding value and enhancing the wealth of our clients with prudence over time.

We greatly appreciate your interest and support and look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**The	Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

SECTOR WEIGHTINGS (unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.4%

	Shares	Value
ARGENTINA — 2.1%
MercadoLibre	4,905	$319,806

AUSTRALIA — 1.4%
CSL	7,325	220,600

BRAZIL — 6.3%
BM&F Bovespa	104,975	631,746
Cielo	7,226	192,932
Natura Cosmeticos	7,325	142,958

		967,636

CHINA — 3.4%
New Oriental Education & Technology Group ADR *	12,725	377,169
Tingyi (Cayman Islands) Holding	54,000	153,593

		530,762

DENMARK — 1.1%
Novozymes, Cl B	1,100	163,435

HONG KONG — 3.2%
Hong Kong Exchanges and Clearing	5,700	96,630
Li & Fung	208,000	400,872

		497,502

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
INDIA — 6. 7%
Asian Paints	1,025	$66,437
Hero Motocorp	8,550	381,440
ITC	85,000	370,817
Larsen & Toubro	7,125	205,573

		1,024,267

MEXICO — 2.1%
Wal-Mart de Mexico	123,500	318,949

NETHERLANDS — 3.2%
ASML Holding, Cl G	11,775	493,726

PORTUGAL — 1.6%
Jeronimo Martins SGPS	14,425	247,412

RUSSIA — 0.5%
Mail.ru Group GDR *	2,450	84,402

SOUTH AFRICA — 4.4%
Naspers, Cl N	14,100	673,059

SWITZERLAND — 5.7%
ABB ADR	9,500	178,695
Kuehne & Nagel International	2,840	352,092
SGS	200	343,320

		874,107

UNITED KINGDOM — 3.6%
ARM Holdings	58,425	548,300

UNITED STATES — 51.1%
Allergan	3,975	334,377
Amazon.com *	3,095	660,814
Apple *	1,205	487,760
Charles Schwab	20,900	256,652
FMC Technologies *	6,500	291,330
Google, Cl A *	1,085	643,014
IntercontinentalExchange *	2,525	327,947
Intuitive Surgical *	1,145	496,770
Las Vegas Sands *	8,975	421,376
National Oilwell Varco	8,725	622,354

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
UNITED STATES — (continued)
NIKE, Cl B	4,275	$411,896
Praxair	3,575	363,470
QUALCOMM	11,875	612,750
Salesforce.com *	4,975	662,521
Schlumberger	7,555	555,066
Visa, Cl A	7,575	706,444

		7,854,541

TOTAL COMMON STOCK (Cost $13,660,515)		14,818,504

TOTAL INVESTMENTS — 96.4% (Cost $13,660,515)		$14,818,504

Percentages are based on Net Assets of $15,379,575.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $13,660,515)	$14,818,504
Cash	595,192
Receivable for Capital Shares Sold	24,413
Receivable due from Investment Adviser	12,485
Prepaid Expenses	8,407
Reclaim Receivable	3,756
Dividend Receivable	200

Total Assets	15,462,957

Liabilities:
Payable due to Administrator	13,589
Payable due to Investment Adviser	8,916
Accrued Foreign Capital Gains Tax on Appreciated Securities	8,704
Chief Compliance Officer Fees Payable	4,054
Payable due to Trustees	2,008
Shareholder Servicing Fees Payable	72
Other Accrued Expenses	46,039

Total Liabilities	83,382

Net Assets	$15,379,575

NET ASSETS CONSIST OF:
Paid-in-Capital	14,192,129
Accumulated Net Realized Gain on Investments	37,997
Net Unrealized Appreciation on Investments, Foreign Currency Transactions, and Accumulated Foreign Capital Gains Tax on Appreciated Securities	1,149,449

Net Assets	$15,379,575

Net Asset Value Per Share — Institutional Shares ($15,026,950 ÷ 1,236,918 shares)	$12.15

Net Asset Value Per Share — Investor Shares ($352,625 ÷ 29,109 shares)	$12.11

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND FOR THE YEAR ENDED OCTOBER 31, 2011

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$129,291
Less: Foreign Taxes Withheld	(3,165)

Total Investment Income	126,126

Expenses
Administration Fees	160,000
Investment Advisory Fees	77,239
Chief Compliance Officer Fees	9,611
Trustees’ Fees	8,508
Shareholder Servicing Fees — Investor Class	602
Transfer Agent Fees	75,332
Legal Fees	38,154
Registration Fees	27,981
Offering Costs (see Note 2)	24,355
Printing Fees	20,698
Audit Fees	19,709
Custodian Fees	17,103
Insurance and Other Expenses	14,714

Total Expenses	494,006

Less:
Waiver of Investment Advisory Fees	(77,239)
Reimbursement by Investment Advisor	(316,198)
Fees Paid Indirectly	(10)

Net Expenses	100,559

Net Investment Income	25,567

Net Realized Gain/(Loss) on:
Investments	42,921
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(29,409)

Net Realized Gain	13,512

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	430,675
Foreign Capital Gains Tax on Appreciated Securities	(8,704)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	106

Net Change in Unrealized Appreciation	422,077

Net Gain on Investments and Foreign Currency Transactions	435,589

Net Increase in Net Assets Resulting from Operations	$461,156

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Period Ended October 31, 2010*
Operations:
Net Investment Income	$25,567	$2,313
Net Realized Gain on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	13,512	13,213
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	422,077	727,372

Net Increase in Net Assets Resulting from Operations	461,156	742,898

Dividends and Distributions:
Net Realized Gains:
Institutional Shares	(15,968)	—
Investor Shares	(640)	—

Total Dividends and Distributions	(16,608)	—

Capital Share Transactions:
Institutional Shares
Issued	10,048,241	2,212,245
Reinvestment of Distributions	15,968	—
Redeemed	(676,500)	(18,087)
Issued in connection with in-kind transfer**	—	2,304,403

Net Institutional Share Transactions	9,387,709	4,498,561

Capital Share Transactions:
Investor Shares
Issued	105,050	100,318
Reinvestment of Distributions	639	—
Redeemed	(48)	(100)
Issued in connection with in-kind transfer**	—	100,000

Net Investor Share Transactions	105,641	200,218

Net Increase in Net Assets from Share Transactions	9,493,350	4,698,779

Total Increase in Net Assets	9,937,898	5,441,677

Net Assets:
Beginning of Year/Period	5,441,677	—

End of Year/Period (including Undistributed Net Investment Income/(Loss) of $0 and $0, respectively)	$15,379,575	$5,441,677

* Commenced	operations on March 31, 2010.
**	See Note 10.

Amounts designated as “—” are $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2011	Period Ended October 31, 2010*
Shares Transactions:
Institutional Shares
Issued	836,983	224,678
Reinvestment of Distributions	1,336	—
Redeemed	(54,750)	(1,769)
Issued in connection with in-kind transfer**	—	230,440

Net Institutional Share Transactions	783,569	453,349

Shares Transactions:
Investor Shares
Issued	8,632	10,438
Reinvestment of Distributions	53	—
Redeemed	(4)	(10)
Issued in connection with in-kind transfer**	—	10,000

Net Investor Share Transactions	8,681	20,428

Net Increase in Shares Outstanding From Share Transactions	792,250	473,777

* Commenced	operations on March 31, 2010.
**	See Note 10.

Amounts designated as “—” are $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Institutional Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year/Period	$11.49	$10.00

Income from Investment Operations:
Net Investment Income†	0.03	0.01
Net Realized and Unrealized Gain	0.66	1.48

Total from Investment Operations	0.69	1.49

Dividends and Distributions from:
Net Realized Gains	(0.03)	—

Total Dividends and Distributions	(0.03)	—

Net Asset Value, End of Year/Period	$12.15	$11.49

Total Return††	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10%	1.10%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	5.42%	13.43%**
Ratio of Net Investment Income to Average Net Assets	0.26%	0.11%**
Portfolio Turnover Rate	19%	17%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Investor Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year/Period	$11.48	$10.00

Income from Investment Operations:
Net Investment Income†	0.01	—
Net Realized and Unrealized Gain	0.65	1.48

Total from Investment Operations	0.66	1.48

Dividends and Distributions from:
Net Realized Gains	(0.03)	—

Total Dividends and Distributions	(0.03)	—

Net Asset Value, End of Year/Period	$12.11	$11.48

Total Return††	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$ 353	$ 234
Ratio of Expenses to Average Net Assets	1.28%@	1.20	%**@
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	5.84%	13.67	%**
Ratio of Net Investment Income to Average Net Assets	0.08%	0.02	%**
Portfolio Turnover Rate	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0 or less than $0.01.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 38 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s administrator and can request that a meeting of the Committee be held. As of October 31, 2011, the total market value of securities in the Fund, valued in accordance with fair value procedures, was $4,223,580 or 27.5% of net assets.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$319,806	$—	$—	$319,806
Australia	—	220,600	—	220,600
Brazil	967,636	—	—	967,636
China	377,169	153,593	—	530,762
Denmark	—	163,435	—	163,435
Hong Kong	—	497,502	—	497,502
India	—	1,024,267	—	1,024,267
Mexico	318,949	—	—	318,949
Netherlands	493,726	—	—	493,726
Portugal	—	247,412	—	247,412
Russia	84,402	—	—	84,402
South Africa	—	673,059	—	673,059
Switzerland	178,695	695,412	—	874,107
United Kingdom	—	548,300	—	548,300
United States	7,854,541	—	—	7,854,541

Total Investments in Securities	$10,594,924	$4,223,580	$—	$14,818,504

During the period ended October 31, 2011, there were no significant transfers between levels.

For the period ended October 31, 2011, there have been no significant changes to the Fund’s fair value methodologies.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expenses are recorded on the ex-dividend date. Interest income and expense is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of Capital Shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. There were no redemption fees during the period ended October 31, 2011.

Organization and Offering Costs — Organization costs of the Fund, which commenced operations on March 31, 2010, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, are being amortized to expense over twelve months. As of October 31, 2011, all offering costs have been amortized.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2011, the Investor Class incurred 0.18% of average daily net assets or $602 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

During the year ended October 31, 2011, the Fund earned cash management credits of $10 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

5. Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. At October 31, 2011 the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment Until, October 31:		Sands Capital Global Growth Fund
2009	2012		$ —
2010	2013		268,794
2011	2014		393,437

		Total	$662,231

6. Investment Transactions:

For the year ended October 31, 2011, the Fund made purchases of $10,849,111 and sales of $1,687,397 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are per-

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

manent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and utilization of net operating losses to offset net short term capital gains have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Net Realized Gain
$(25,567)	$25,567

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declated during the fiscal years ended October 31, 2011 and 2010 was a follows:

	Ordinary Income	Long-Term Capital Gain	Total
2011	$16,608	$ —	$16,608
2010	—	—	—

As of October 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
$12,165	$29,732	$1,145,549	$1,187,446

For Federal income tax purposes, the cost of securities owned at October 31, 2011, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2011, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$13,664,415	$1,437,161	$(283,072)	$1,154,089

8. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At October 31, 2011, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

10. In-Kind Transfer

On March 31, 2010, the Fund commenced operations as a result of a contribution in-kind of investment securities from a separately managed account managed by the Adviser. As a result of the transfer, the securities were transferred at their current value on the date of transaction as follows:

Class	Shares Issued	Value
Institutional	230,440	$2,304,403
Investor	10,000	100,000

11. Recent Accounting Pronouncements:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

12. Other:

At October 31, 2011, 51% of Institutional shares outstanding were held by four shareholders on record and 65% of Investor shares outstanding were held by two shareholders on record owning 10% or greater of the aggregate total shares outstanding. 19% of Institutional shares outstanding and 35% of Investor shares outstanding were held by an affiliate of the Investment Adviser.

13. Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2011, and the related statement of operations, statement of changes in net assets and financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sands Capital Global Growth Fund of The Advisors’ Inner Circle Fund at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2011

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships

Held by Board Member5

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

INDEPENDENT
BOARD MEMBERS[3] (continued)

JOSEPH T. GRAUSE 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Other Directorships

Held by Board Member4

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.

KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

Other Directorships

Held by Board Member

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 5/01/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return
Institutional Shares	$1,000.00	$929.60	1.10%	$5.35
Investor Shares	1,000.00	928.00	1.35	6.56

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.66	1.10%	$5.60
Investor Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND OCTOBER 31, 2011

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividends(5)
0.00%	100.00%	100.00%	49.28%	100.00%	0.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Acadian Emerging who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2010.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2010.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0200

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.